SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant   /X/
Filed by a Party other than the Registrant   /_/

Check the appropriate box:

/X/  Preliminary Proxy Statement
/_/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 /_/ Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))


                           PAX WORLD GROWTH FUND, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------


     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):*

          ----------------------------------------------------------------------


     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------


     (5)  Total fee paid:

          ----------------------------------------------------------------------


         /_/ Fee paid previously with preliminary materials:

         /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------


     (2)  Form, Schedule or Registration no.:

          ----------------------------------------------------------------------


     (3)  Filing party:

          ----------------------------------------------------------------------


     (4)  Date filed:

          ----------------------------------------------------------------------

                           PAX WORLD GROWTH FUND, INC.

                                 --------------

                               PROXY STATEMENT AND
                           NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

                                 --------------

                             THURSDAY, JUNE 8, 2000

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

President's Letter .......................................................   --
Notice of Annual Meeting .................................................   --
Proxy Statement ..........................................................   --
Proposal A - To Elect a Board of Seven Directors .........................   --
Proposal B - To Ratify the Selection of Pannell Kerr Forster PC
             as Independent Public Accountants of the Fund ...............   --
Proposal C - To Approve Certain Changes to the Fund's Fundamental
             Investment Policies to Permit the Fund to Invest
             up to a total of 25% of the Value of its Assets in
             Securities of Foreign Issuers ...............................   --
Other Business ...........................................................   --
Expenses of Proxy Solicitation ...........................................   --
Security Ownership of Certain Beneficial Owners and Management ...........   --
Additional Information ...................................................   --

                           PAX WORLD GROWTH FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

To the Pax World Growth Fund Shareholders:

         As an investor in the Pax World Growth Fund, Inc. (the "Fund"), you are cordially invited to attend the annual meeting (the "Meeting") of shareholders of the Fund (the "Shareholders") to be held at [9:45] a.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. The purpose of the Meeting is for the Shareholders (i) to elect a Board of seven Directors, each to hold office until the next Annual Meeting of Shareholders of the Fund or until a successor shall have been chosen and shall have qualified, (ii) to ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2000, (ii) to approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest up to a total of 25% of the value of its assets in securities of foreign issuers, and (iii) to transact such other business as may properly come before the Meeting.

         In this year's proxy, we are asking you to vote on a slight change to the Fund's fundamental investment policies. Proposal C concerns the Fund's ability to invest in securities issued by foreign companies. During the past year, the Fund identified several attractive investment opportunities overseas, but was unable to take advantage of them due to the Fund's 10% cap on foreign investments. Given the emerging global economy, we fear that our inability to invest more than 10% of the value of the Fund's assets in foreign investments unduly limits the portfolio manager's ability to invest the Fund's assets and could potentially hurt the Fund's return in the future. We are asking, therefore, for your approval to increase the Fund's ability to invest in foreign issuers from 10% of the value of the Fund's assets to a maximum of 25%.

         In this regard, enclosed are (1) a Notice of Meeting, (2) a Proxy Statement that describes the proposals that will be submitted to shareholders for approval at the Meeting, and (3) a Proxy.

         Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy as soon as possible in the enclosed postage-paid envelope. These proposals are important and your vote is greatly appreciated.

                                                      Sincerely,


                                                      THOMAS W. GRANT
                                                      President

Pax World Growth Fund, Inc.
April 14, 2000

                           PAX WORLD GROWTH FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 8, 2000

                                 --------------

         Notice is hereby given that the annual meeting (the "Meeting") of the shareholders of Pax World Growth Fund, Inc. (the "Fund") will be held at [9:45] a.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for the following purposes:

         (A) To elect a Board of seven Directors, each to hold office until the next Annual Meeting of the Shareholders of the Fund or until a successor shall have been chosen and shall have qualified;

         (B) To ratify the selection by the Board of Directors of Pannell Kerr Forster PC as the independent public accountants of the Fund for the year ending December 31, 2000;

         (C) To approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest up to a total of 25% of the value of its assets in securities of foreign issuers; and

         (D) To transact such other business as may properly come before such annual meeting or any adjournment thereof.

         The close of business on April 12, 2000 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                              By Order of the Board of Directors


                                              LEE D. UNTERMAN
                                              Secretary

April 14, 2000
Portsmouth, NH


            IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE,
             SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                           PAX WORLD GROWTH FUND, INC.
                                222 STATE STREET
                            PORTSMOUTH, NH 03801-3853

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Pax World Growth Fund, Inc. (the "Fund") of proxies to be used at the Annual Meeting of Shareholders to be held at [9:45] a.m. on Thursday, June 8, 2000 at the State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

         Shareholders of record at the close of business on April 12, 2000, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were __________ shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired. IF, HOWEVER, YOU CANNOT BE PRESENT, THE MANAGEMENT REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY FOR THIS PURPOSE IN ORDER TO INSURE A QUORUM AT THE MEETING.

         Representatives of Pannell Kerr Forster PC, the Company's independent public accountants, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

         The persons named in the accompanying proxy, if properly executed and returned and unless revoked, will vote the same for Proposals A, B, C and D as indicated herein, unless the proxy contains contrary directions, in which case the proxy will be voted as directed. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals A, B, C and D. Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy. In the event that the number of shares of the Fund represented at the meeting of Shareholders on June 8, 2000 in person or by proxy is less than a majority of the number of shares of the Fund issued and outstanding on the record date, the persons named in the accompanying proxy will vote FOR an adjournment of such meeting if a majority of the number of shares of the Fund represented in person or by proxy at such meeting voted FOR any of the Proposals, and otherwise, will vote AGAINST an adjournment of such meeting.

         This Proxy Statement has been mailed pursuant to instructions from the executive offices of the Fund located in Portsmouth, New Hampshire and has been sent through its transfer agent, PFPC, Inc. The Fund's Annual Report for the fiscal year which ended December 31, 1999 has already been mailed to Shareholders. Shareholders who desire an additional copy of the Annual

Report may obtain it without charge by writing to the Fund at 222 State Street, Portsmouth, NH 03801-3853, telephoning the Fund at 1-800-767-1729, visiting the Fund's web site at HTTP://WWW.PAXFUND.COM or visiting the Securities and Exchange Commission's web site at HTTP://WWW.SEC.GOV for such purpose.

         As of the record date, no Shareholder, to the knowledge of the Fund, [except for Charles Schwab & Co. Inc. which holds Common Stock of the Fund in a special custody account for the exclusive benefit of its customers,] owned of record or beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

        IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND
           RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID
                        ENVELOPE AS PROMPTLY AS POSSIBLE.

                PROPOSAL A -- TO ELECT A BOARD OF SEVEN DIRECTORS

                              --------------------

         The purpose of this proposal is to elect a Board of Directors of the Fund. Pursuant to the provisions of the By-laws of the Fund, the Board of Directors has determined that the number of Directors shall be fixed at seven. It is intended that the accompanying proxy will be voted for the election as Directors of the seven nominees listed below, unless such authority has been withheld in the proxy, in which case the proxy will be voted as indicated thereon. In the election of Directors, those seven nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

         All of the nominees named below are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. If elected, each nominee will serve until the next Annual Meeting of Shareholders of the Fund or until their successor shall have been chosen and shall have qualified or as otherwise provided in the By-laws of the Fund.

---------------------------------------------------------------------------------------------------------------------
                                                                                                  Approximate Fund
                                                                                                    Shares Owned
               Name, Age, Address and Principal Occupation                   Director Since    Beneficially and/or of
                                                                                                 Record on April 12,
                                                                                                        2000
---------------------------------------------------------------------------------------------------------------------
Carl H. Doerge, Jr., age 61, 867 Remsen Lane, Oyster Bay, NY 11771, has           1997               __________
been a private investor since 1995.  Prior to that, Mr. Doerge was an
Executive Vice President and Managing Director of Smith Barney for
approximately twenty-four years.   Mr. Doerge is also a member of the Board
of Directors of Pax World Fund, Incorporated and Pax World High Yield
Fund, Inc..
---------------------------------------------------------------------------------------------------------------------
*Thomas W. Grant, age 58, 14 Wall Street, New York, NY 10005, the                 1997               __________
President of the Fund, is also the Vice Chairman of the Board and
President of Pax World Fund, Incorporated, the President of Pax World High
Yield Fund, Inc., the President of Pax World Money Market Fund, Inc., the
President of Pax World Management Corp., the Fund's adviser (the
"Adviser"), and the President of H.G. Wellington & Co., Inc., the Fund's sub-
adviser (the "Sub-Adviser").  Mr. Grant has been associated with the
Sub-Adviser since 1991 and served previously with the firm of Fahnestock &
Co. for twenty-six years as a partner, managing director and senior officer.
His duties encompassed branch office management, corporate finance, syndications and municipal and corporate bonds.  Mr. Grant is a graduate of the University of North Carolina (BA).  Mr. Grant is also a member of the
Board of Directors of Pax World Fund, Incorporated and Pax World High
Yield Fund, Inc.
---------------------------------------------------------------------------------------------------------------------
John L. Kidde, age 65, c/o KDM Development Corporation, Suite 5-D, 209            1997               __________
Cooper Avenue, Upper Montclair, NJ 07043, is the President of KDM
Development Corporation and has been associated with that company since
1988.  Mr. Kidde is also a member of the Board of Directors of Pax World
High Yield Fund, Inc.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                                  Approximate Fund
                                                                                                    Shares Owned
               Name, Age, Address and Principal Occupation                   Director Since    Beneficially and/or of
                                                                                                 Record on April 12,
                                                                                                        2000
---------------------------------------------------------------------------------------------------------------------
Joy L. Liechty, age 46, 1403 Ashton Court, Goshen, IN 46526, is a Client and      1997               __________
Sales Advocate with the Mennonite Mutual Aid Association in Goshen,
Indiana.  Ms. Liechty has been associated with that organization since 1980, serving as the Manager of Client Services from 1980 to 1989.  Ms. Liechty is also a member of the Board of Directors of Pax World Fund, Incorporated.
---------------------------------------------------------------------------------------------------------------------
*+Laurence A. Shadek, age 50, 14 Wall Street, New York, NY 10005, the             1997               __________
Chairman of the Board of Directors of the Fund, is also the Chairman of the
Board of Pax World Fund, Incorporated, the Chairman of the Board of Pax
World High Yield Fund, Inc., an Executive Vice President of Pax World
Money Market Fund, Inc., the Chairman of the Board of  the Adviser, and an
Executive Vice-President of the Sub-Adviser.  Mr. Shadek, together with members of his family, owns all of the outstanding shares of capital stock of the Adviser and a 26.67% interest in the Sub-Adviser.  Mr. Shadek has been associated with the Sub-Adviser since March 1986 and was previously associated with Stillman, Maynard & Co., where he was a general partner.
Mr. Shadek's investment experience includes twelve years as a limited partner and Account Executive with the firm Moore & Schley.  Mr. Shadek is a graduate of Franklin & Marshall College (BA) and New York University,
School of Graduate Business Administration (MBA).  Mr. Shadek is also a member of the Board of Directors of Pax World Fund, Incorporated and Pax
World High Yield Fund, Inc.
---------------------------------------------------------------------------------------------------------------------
Sanford C. Sherman, age 63, 91 Hillside Drive, Portsmouth, NH 03801, is the       1999               __________
Chief Executive Officer, and until December 31, 1999 was the President, of the Piscataqua Savings Bank, Portsmouth, NH - positions he has held since
April 1981.  For 21 years prior thereto, Mr. Sherman held various other positions with the bank, including Vice President and Treasurer.  Mr.
Sherman also served the bank as a Trustee for 20 years.  Mr. Sherman is also a member of the Board of Directors of Pax World Fund, Incorporated.
---------------------------------------------------------------------------------------------------------------------
Nancy S. Taylor, age 44, 5298 N. Riffle Way, Boise, ID 83703, is a Senior         1997               __________
Minister with the First Congregational Church in Boise, Idaho and has been associated with that organization since 1992.  Prior to that, Ms. Taylor was an
Associate Minister with the Immanuel Congregational Church in Hartford,
Connecticut for approximately five years.  Ms. Taylor is also a member of the
Board of Directors of Pax World Fund, Incorporated.
---------------------------------------------------------------------------------------------------------------------

* "Interested person", as defined by the Investment Company Act of 1940, as amended.
+    "Controlling person" of the Adviser.

         The Fund currently pays each non-officer Director a fee of $1,000.00, and each officer Director a fee of $300.00 for attendance at each meeting of the Board of Directors of the Fund, plus reimbursement for travel expenses incurred in connection with attending such meetings. In addition, the Fund pays $500.00 to each member of the Audit Committee for attendance at each meeting of the Audit Committee, plus reimbursement for travel expenses incurred in connection with attending such meetings. Other than the foregoing amounts, none of the members of the Board of Directors of the Fund receives compensation from the Fund for services performed as members of the Board of Directors of the Fund. Director's fees paid by Pax World Fund, Incorporated, the Fund, Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 1999 and travel expenses reimbursed by Pax World Fund, Incorporated, the Fund, Pax World High Yield Fund, Inc. and Pax World Money Market Fund, Inc. in 1999 to members of the Board of Directors are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                    Pax World Fund,      Pax World Growth       Pax World High        Pax World Money
                                     Incorporated           Fund, Inc.         Yield Fund, Inc.      Market Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------
Mr. Carl H. Doerge, Jr.                $5,327.00             $4,380.00               $0.00             Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Mr. Thomas W. Grant                    $2,136.00             $1,278.00               $0.00             Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Mr. John L. Kidde                   Not Applicable           $4,378.00               $0.00             Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Ms. Joy L. Liechty                     $5,014.00             $3,224.00          Not Applicable         Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Mr. Laurence A. Shadek                 $2,136.00             $1,278.00               $0.00             Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Mr. Sanford C. Sherman                 $5,120.00             $2,557.00          Not Applicable         Not Applicable
-----------------------------------------------------------------------------------------------------------------------
Ms. Nancy S. Taylor                    $5,995.00             $3,333.00          Not Applicable         Not Applicable
-----------------------------------------------------------------------------------------------------------------------

         All of the issued and outstanding shares of capital stock of Pax World Management Corp. (the "Adviser") are currently owned by Mr. Laurence A. Shadek and his three siblings, Messrs. Thomas F. Shadek and James M. Shadek and Ms. Katherine Shadek Boyle. In addition, the Shadek family has a twenty-six and sixty-seven one hundredths percent (26.67%) ownership interest in H.G. Wellington & Co., Inc., the Fund's sub-adviser and a brokerage firm which the Fund may utilize to execute security transactions (the "Sub-Adviser"). Brokerage commissions paid by the Fund to the Sub-Adviser during 1998 and 1999 totaled $20,799 and $15,538, respectively (31.1% and 27.7%, respectively, of total commissions for 1998 and 1999). Thomas W. Grant, the President of the Sub-Adviser, has less than a 5% ownership interest in the Sub- Adviser.

         The Board of Directors of the Fund held a total of four (4) meetings during the year ended December 31, 1999. The Board has an Audit Committee consisting of Messrs. Carl H. Doerge, Jr. and Sanford C. Sherman and an Investment Committee consisting of Messrs. Laurence A. Shadek, Thomas W. Grant and Robert P. Colin (Portfolio Manager of the Fund). The Audit Committee has responsibility for overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Investment Committee has the responsibility of overseeing the investments of the Fund. The Fund has no nominating committee or other standing committee. The Audit Committee held one (1) meeting during the year and the Investment Committee held four (4) meetings during the year. Each director attended all of the meetings of the Board of Directors and the committee upon which they served.

         Along with those Directors and Officers mentioned above, the following are Officers of the Fund.

-------------------------------------------------------------------------------------------------------------------------
                         Name, Age, Address and Principal Occupation                                        Position
-------------------------------------------------------------------------------------------------------------------------
Anita D. Green, age 35, c/o Pax World Management Corp. 222 State Street, Portsmouth, NH               Assistant Treasurer
03801-3853, serves as Manager-Shareholder Services for the Pax World Fund Family and Pax World        (since 1998)
Management Corp. (1990-present).  Ms. Green is also Co-Treasurer of Pax World Management
Corp. (1998-present) and Pax World Fund, Incorporated (1998-present) and Assistant
Treasurer of the Fund

-------------------------------------------------------------------------------------------------------------------------
                         Name, Age, Address and Principal Occupation                                        Position
-------------------------------------------------------------------------------------------------------------------------
(1998-present) and Pax World High Yield Fund, Inc. (1999-present).
-------------------------------------------------------------------------------------------------------------------------
Michelle L. Guilmette, age 26, c/o Pax World Management Corp., 222 State Street, Portsmouth, NH       Assistant Secretary
03801-3853, serves as the Dealer Representative for the Pax World Fund Family and Pax World           (since 1999)
Management Corp. (1999-present) and was a Shareholder Services Representative for the Pax World
Fund Family and Pax World Management Corp. (1992-1999).  Ms. Guilmette is also Assistant
Treasurer (1997-present) and Assistant Secretary (1999-present) of Pax World Fund, Incorporated and Assistant Secretary of the Fund (1999-present).
-------------------------------------------------------------------------------------------------------------------------
James M. Shadek, age 47, 14 Wall Street, New York, NY 10005*, serves as an Account Executive at       Treasurer
H.G. Wellington & Co., Inc. (1986-present) and Senior Vice President for Social Research at Pax       (since 1997)
World Management Corp. (1996-present).  Mr. Shadek is also Treasurer of the Fund (1997-present)
and Pax World High Yield Fund, Inc. (1999-present)
-------------------------------------------------------------------------------------------------------------------------
Janet Lawton Spates, age 30, c/o Pax World Management Corp.,  222 State Street, Portsmouth, NH        Assistant Treasurer
03801-3853, serves as Operations Manager for the Pax World Fund Family and Pax World                  (since 1998)
Management Corp. (1992-present).  Ms. Spates is also Co-Treasurer of Pax World Management
Corp. (1998-present) and Pax World Fund, Incorporated (1998-present) and Assistant Treasurer of the Fund (1998-present) and Pax World High Yield Fund, Inc. (1999-present).
-------------------------------------------------------------------------------------------------------------------------
Lee D. Unterman, age 49, c/o Bresler, Goodman & Unterman, LLP, 521 Fifth Avenue,                      Secretary
New York, NY 10175, serves as Secretary of Pax World Fund, Incorporated (1997-present),               (since 1997)
the Fund (1997-present) and Pax World High Yield Fund, Inc. (1999-present). Mr
Unterman is a Partner at the law firm of Bresler Goodman & Unterman, LLP, New
York, NY (1997-present) and was a Partner at the law firm of Broudy & Jacobson,
New York, NY (1988-1997).
-------------------------------------------------------------------------------------------------------------------------

* Designates an "Interested" officer or director, as defined in the Investment Company Act, by reason of his or her affiliation with the Adviser.


       PROPOSAL B -- TO RATIFY THE SELECTION OF PANNELL KERR FORSTER PC AS
                   INDEPENDENT PUBLIC ACCOUNTANTS OF THE FUND

                                 ---------------

         The Board of Directors has unanimously approved the selection of Pannell Kerr Forster PC ("PKF") as the independent public accountants of the Fund for the fiscal year ending December 31, 2000 and hereby seeks shareholder ratification of such selection. PKF has advised the Fund that neither PKF nor any of its members has, or has had since the inception of the Fund, any financial interest in the Fund or any relation to the Fund other than their duties as auditors and accountants. Representatives of PKF are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

                 PROPOSAL C -- TO APPROVE CERTAIN CHANGES TO THE
                FUND'S FUNDAMENTAL INVESTMENT POLICIES TO PERMIT
              THE FUND TO INVEST UP TO A TOTAL OF 25% OF THE VALUE
                 OF ITS ASSETS IN SECURITIES OF FOREIGN ISSUERS

                                 ---------------

PROPOSAL

         The Investment Company Act of 1940, as amended, requires a registered investment company, including the Fund, to have certain specific investment policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies.

         The Fund's fundamental investment policies currently prohibit the Fund from investing more than ten percent (10%) of the value of its assets in securities of foreign issuers.

         This proposal seeks shareholder approval of changes to the Fund's fundamental investment policies so as to permit the Fund to invest up to and including twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

         In particular, this proposal would amend Number 12 of the fundamental investment policies of the Fund, as set forth in the Fund's Statement of Additional Information under the heading ["Investment Restrictions"], to provide that the Fund may not:

                  12. Invest more than twenty-five percent (25%) of the value of its assets in securities of foreign issuers.

REQUIRED VOTE; REASONS FOR DIRECTORS' APPROVAL

         The Board of Directors of the Fund considered the proposed changes to the Fund's fundamental investment policies so as to permit the Fund to invest up to and including twenty-five percent (25%) of the value of its assets in securities of foreign issuers at a meeting held on December 9, 2000. The Board of Directors requested and received relevant information from the Adviser and counsel regarding such changes. Among other things, the Board of Directors considered that (i) the Fund is, from time to time, unable to take advantage of certain potentially attractive overseas investment opportunities due to the Fund's prohibition on investing more than 10% of the value of its assets in securities of foreign issuers, and (ii) the securities of many foreign issuers are now listed on several United States based exchanges, such as the New York Stock Exchange and the National Association of Securities Dealers Automated Quotation system, and as a result, the detail and substance of the information available to investors with respect to such issuers equals that of the detail and substance of information available to investors with respect to securities issued by United States based issuers.

         After review of the information and representations provided to them, the Directors determined that the proposed changes to the Fund's fundamental investment policies would be in the best interest of the Fund and its shareholders. Accordingly, the Directors present at the meeting of the Board of Directors held on December 9, 2000 voted unanimously to approve, subject to approval by a "majority of the Fund's outstanding voting securities", the proposed changes to the Fund's fundamental investment policies and recommends that the Shareholders similarly vote in favor. For the purposes of this proposal, the phrase "a majority of the Fund's outstanding voting securities" means the lesser of (i) sixty-seven percent (67%) of the shares represented at a meeting at which more than fifty percent (50%) of the outstanding voting shares are present in person or represented by proxy or (ii) more than fifty percent (50%) of the outstanding voting shares.

RECOMMENDATION

         THE DIRECTORS OF THE FUND BELIEVE THAT THE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES ARE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, RECOMMEND THAT SHAREHOLDERS VOTE FOR THE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES AS DISCUSSED ABOVE.

                                 OTHER BUSINESS

         The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                         EXPENSES OF PROXY SOLICITATION

         The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, or telegraph personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request.

         [SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding shares of voting securities of the Fund beneficially owned as of April 12, 2000 by each person known by the Fund to beneficially own 5% or more of the outstanding securities of the Fund.


-----------------------------------------------------------------------------------------------------------------------
  Title of Class       Name and Address of Beneficial           Amount and Nature of Beneficial           Percent of
                                    Owner                                  Ownership                        Class
-----------------------------------------------------------------------------------------------------------------------
Common Stock        Charles Schwab & Co.                  __________ shares of the Common Stock of           _____%]
                    101 Montgomery Street                 the Fund owned for special custody account
                    San Francisco, CA 94104               for the exclusive benefit of customers
-----------------------------------------------------------------------------------------------------------------------


                             ADDITIONAL INFORMATION


         The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund; Pax World Management Corp., 222 State Street, Portsmouth, NH 03801-3853 is the adviser to the Fund; the Fund's shares are distributed through a distribution expense plan maintained by the Fund pursuant to Rule 12b-1 of the Act; and H.G. Wellington & Co., Inc., 14 Wall Street, New York, NY 10005, serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

                           PAX WORLD GROWTH FUND, INC.
                                 C/O PFPC, INC.
                                  P.O. BOX 9426
                              WILMINGTON, DE 19899

                                      PROXY
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 8, 2000

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF PAX WORLD GROWTH FUND, INC.

         The undersigned hereby appoints Laurence A. Shadek and/or Lee D. Unterman as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Pax World Growth Fund, Inc. held on record by the undersigned on April 12, 2000, at the annual meeting of shareholders to be held on Thursday, June 8, 2000 or at any adjournment or adjournments thereof.

                           NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE DO NOT INDICATE ADDRESS CORRECTIONS OR CHANGES, REGISTRATION CHANGES OR ANY OTHER INFORMATION ON THIS CARD.

                           ----------------------------------------------------
                           Signature(s) of Shareholder(s)

                           ----------------------------------------------------
                           Signature(s) of Shareholder(s)

                           ----------------------------------------------------
                           Dated:


                PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY
               PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           PAX WORLD GROWTH FUND, INC.
                   ANNUAL SHAREHOLDERS MEETING - JUNE 8, 2000

PROPOSALS:

          A.   To elect the following seven nominees as Directors of the Fund:

               Carl H. Doerge, Jr.; Thomas W. Grant; John L. Kidde; Joy L. Liechty; Laurence A. Shadek; Sanford C. Sherman; and Nancy S. Taylor

                    [ ] FOR all such nominees

                    [ ] Vote WITHHELD for all such nominees

                    [ ] FOR all such nominees (except as noted to the contrary)

                    To withhold authority to vote for any individual nominee(s) write the name(s) of such nominee(s) on the line below:

                    -----------------------------------------------------------


          B. To ratify the selection of Pannell Kerr Forster PC as the independent public accountants of the Fund.

                    [ ] FOR       [ ] AGAINST       [ ] ABSTAIN


          C. To approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest up to and including 25% of the value of its assets in securities of foreign issuers.

                    [ ] FOR       [ ] AGAINST       [ ] ABSTAIN


          D. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.

                    [ ] FOR       [ ] AGAINST       [ ] ABSTAIN


                         Please sign on the reverse side

                     THIS PROXY WILL BE VOTED AS SPECIFIED.
          IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE
        ADOPTION OF PROPOSALS A, B, C AND D AS SAID PROXIES, AND EACH OF
                              THEM, MAY DETERMINE.